LIBERTY LIFE INSURANCE COMPANY
                         RBC VARIABLE ANNUITY ACCOUNT A
                           RBC VARIABLE LIFE ACCOUNT A

                        Supplement dated March 5, 2007 to
                         Prospectuses dated May 1, 2006


The purpose of this supplement is to advise you of the proposed liquidations of certain investment portfolios that are investment options under your variable annuity contract or variable life insurance policy.

                            LIQUIDATION OF PORTFOLIOS

The Disciplined Stock Portfolio of Dreyfus Variable Investment Fund ("DVIF") and the Emerging Leaders Portfolio of Dreyfus Investment Portfolios ("DIP") will be liquidated, subject to shareholder approval. You will be receiving proxy materials in connection with the shareholder meetings. If approved by shareholders, the liquidations are expected to occur on or about April 30, 2007 (the "Liquidation Date").

Prior to the Liquidation Date, you may transfer your contract value or accumulation value currently allocated to the Disciplined Stock Portfolio and/or the Emerging Leaders Portfolio to any of the available investment options available under your variable annuity contract or variable life insurance policy. Information concerning the available investment options is described in the prospectuses for your contract or policy and the fund prospectuses. If you transfer the contract value or accumulation value from the Disciplined Stock Portfolio or the Emerging Leaders Portfolio to another investment portfolio, we will not charge you any transfer charge and we will not count the transfer(s) toward any limit on the number of transfers you may make each year.

If we do not receive a transfer request from you, on the Liquidation Date we will transfer any contract value or accumulation value you have allocated to the Disciplined Stock Portfolio and/or the Emerging Leaders Portfolio investment option to the Fidelity VIP Money Market Portfolio (Initial Class) ("Money Market Portfolio"). There is no transfer charge for this automatic transfer, and it will not count toward any limit on the number of transfers you may make each year. If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, Asset Allocation or Interest Sweep Option, your contract value or accumulation value invested in the Disciplined Stock Portfolio or the Emerging Leaders Portfolio will also be transferred automatically to the Money Market Portfolio on the Liquidation Date.

Dreyfus will bear the expense of preparing and mailing the proxy statements, and other proxy materials. Before the Liquidation Date, each portfolio intends to begin the orderly sale of its portfolio investments. Contract owners in these affected portfolios will bear the expenses associated with liquidating portfolio securities. Contract owners with monies still invested in the Disciplined Stock Portfolio or the Emerging Leaders Portfolio during this period of liquidation can therefore expect that the operating expenses of these portfolios will increase thus resulting in lower portfolio performance.



3/5/07